UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): December 19, 2005


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

     On December 19, 2005, Registrant entered into the Third Amendment to the Salary Continuation Agreement, dated July 7, 1998 for Robert E. Dye, the previous Chairman, President and Chief Executive Officer of Registrant, who died in 2004. The amendment accelerates the payments due to Mr. Dye's widow under the agreement to two lump sum payments of $220,478 due on each of December 30, 2005 and January 3, 2006. These payments are based on the net present value of current and future obligations under the existing agreement, and will satisfy the obligations under the agreement in full.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: December 22, 2005        By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)




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